15. Intangible assets	12 Months Ended
Dec. 31, 2017
Intangible Assets
Intangible assets

	Goodwill	Airport operating rights	Software	Total
Balances as of December 31, 2015	542,302	1,038,900	133,403	1,714,605
Additions	-	-	55,316	55,316
Disposals	-	-	(781)	(781)
Amortization	-	-	(29,424)	(29,424)
Balances as of December 31, 2016	542,302	1,038,900	158,514	1,739,716
Additions	-	-	55,449	55,449
Disposals	-	-	(9,662)	(9,662)
Amortization	-	-	(38,218)	(38,218)
Balances as of December 31, 2017	542,302	1,038,900	166,083	1,747,285

Goodwill and other intangible assets were subject to impairment tests as of December 31, 2017 and 2016 using the discounted cash flows for each cash generating unit to calculate the value in use.

In order to assess the recoverable value, assets are grouped at the lowest levels for which there are separately identifiable cash flows (Cash-Generating Units – “CGUs”). In order to determine the carrying amount of each cash-generating unit, the Company considers the intangible assets recorded and all necessary tangible assets, given that it will only generate economic benefits by using the combination of both.

The Company allocates goodwill to two cash-generating units: GLA and Smiles, and the airport operating rights are fully allocated to GLA, as shown below:

	Goodwill GLA	Goodwill Smiles	Airport operating rights
December 31, 2017
Book value	325,381	216,921	1,038,900
Book value - CGU	1,061,177	395,105	1,038,900
Value in use	15,206,092	5,464,287	5,069,156

Pre tax discount rate	15.46%	19.26%	14.50%
Perpetuity growth rate	3.50%	3.50%	3.50%

December 31, 2016
Book value	325,381	216,921	1,038,900
Book value - CGU	2,433,861	56,880	1,038,900
Value in use	3,636,201	9,476,173	4,816,306

Pre tax discount rate	23.92%	14.51%	27.34%
Perpetuity growth rate	3.50%	3.50%	8.50%

The amount of value in use was compared to the carrying amount of each cash generating unit and, as a result, the Company did not recognized impairment losses.

The assumptions used in the impairment tests of intangible assets are consistent with internal projections, for a five-year period and after five-year period it was considered a perpetuity growth rate, and operating plans, both reviewed and approved by the Company’s Management. The discounted cash flows that determined the value in use of the cash generating units was prepared in accordance with the Company's business plan approved on January 11, 2018.

The main assumptions taken into consideration by the Company to determine the value in use of the cash-generating units are:

Capacity and fleet: consider the use, the aircraft capacity used in each route and the projected size of the fleet in operation.

Demand: market efficiency is the key input for the projection of the Company's growth in demand. Management believes that market efficiency is the ratio of market share and its participation in the load factor. This indicator reflects how efficiently the Company uses its share of the market’s total supply based on how much demand for air transportation it absorbs.

Revenue per passenger: considers the average price charged by GLA and the effects of market variables (see the variables used below).

Operating costs related to the business: based on the historical cost and updated by indicators, such as inflation, supply, demand and variation of the U.S. dollar.

The Company also considered market variables, including the GDP (source: Brazilian Central Bank), the U.S. dollar (source: Brazilian Central Bank), kerosene prices (per barrel) (source: Brazilian National Agency of Petroleum - ANP) and interest rates (source: Bloomberg).